                                                                                               EXHIBIT 24

                                            POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:  That the undersigned, a director or officer, or both, of
Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes, Jerry C. Jones and Jefferson D. Stalnaker, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Acxiom, to sign the Company's Annual Report on Form 10-K for the year ended March
31, 2004, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

         Executed as of the 26th day of May, 2004.

                                                     Signed:    /s/ William T. Dillard II
                                                            -----------------------------------------------
                                                     Name:    WILLIAM T. DILLARD II

                                                     Signed:    /s/ Harry C. Gambill
                                                            -----------------------------------------------
                                                     Name     HARRY C. GAMBILL

                                                     Signed:    /s/ Dr. Ann Die  Hasselmo
                                                            -----------------------------------------------
                                                     Name:    DR. ANN DIE HASSELMO

                                                     Signed:    /s/ William J. Henderson
                                                            -----------------------------------------------
                                                     Name:    WILLIAM J. HENDERSON

                                                     Signed:    /s/ Rodger S. Kline
                                                            -----------------------------------------------
                                                     Name:    RODGER S. KLINE

                                                     Signed:    /s/ Thomas F. (Mack) McLarty, III
                                                            -----------------------------------------------
                                                     Name:    THOMAS F. (MACK) McLARTY, III

                                                     Signed:    /s/ Charles D. Morgan
                                                            -----------------------------------------------
                                                     Name:    CHARLES D. MORGAN

                                                     Signed:    /s/ Stephen M. Patterson
                                                            -----------------------------------------------
                                                     Name:    STEPHEN M. PATTERSON

                                                     Signed:    /s/ Jefferson D. Stalnaker
                                                            -----------------------------------------------
                                                     Name:    JEFFERSON D. STALNAKER

                                                     Signed:    /s/ James T. Womble
                                                            -----------------------------------------------
                                                     Name:    JAMES T. WOMBLE